Exhibit 8.1 List of subsidiaries CORPORATION Jurisdiction of Formation Ferrovial Netherlands B.V. NETHERLANDS Ferrovial Ventures Netherlands B.V. NETHERLANDS Ferrovial Inversiones, S.A. SPAIN Ferrovial Emisiones, S.A. SPAIN Ferrovial Corporación, S.A. SPAIN Ferrofin, S.L. SPAIN Ferrovial Mobility, S.L. SPAIN Temauri, S.L. SPAIN Ferrovial 011, S.A. SPAIN Ferrovial 012, S.A. SPAIN Ferrovial 013, S.A. SPAIN Ferrovial 014, S.A. SPAIN Ferrovial 015, S.L. SPAIN Ferrovial 016, S.L. SPAIN Ferrovial 017, S.L. SPAIN Ferrovial Venture VI, S.A.U. SPAIN Ferrovial Ventures, S.A.U. SPAIN Ferrocorp UK, Ltd. UNITED KINGDOM Ferrovial Ventures, Ltd. UNITED KINGDOM Krypton RE, S.A. UNITED KINGDOM Landmille US, LLC UNITED KINGDOM Ferrovial IT US, LLC UNITED KINGDOM CONSTRUCTION Jurisdiction of Formation Budimex Bau GmbH GERMANY RailBX GmbH GERMANY Ferrovial Agroman Company ARABIA Ferrovial Construction Australia PTY LTD AUSTRALIA TSRC O&M PTY LTD AUSTRALIA Constructora Ferrovial Brasil Ltd. BRASIL Webber Infrastructure Management Alberta Ltd CANADA Ferrovial Construction Canada Inc. CANADA Ontario Transit FCCI (Hold Co) Inc. CANADA Webber Infrastructure Management Canada Ltd CANADA Webber Infrastructure Management Canada Holdings Ltd CANADA Constructora Ferrovial Ltda. CHILE Ferrovial Construcción Chile S.A. CHILE Ferrovial Empresa Constructora Ltda. CHILE Ferrovial Energía Construcción SpA CHILE Ferrovial Construcción Colombia, SAS COLOMBIA D4R7 Construction S.R.O. SLOVAKIA Ferrovial Construction Slovakia S.R.O. SLOVAKIA Budimex Slovakia S.R.O. SLOVAKIA Conc. Prisiones Lledoners, S.A. SPAIN Cadagua, S.A. SPAIN Cocsa, S.A. SPAIN Ditecpesa, S.A. SPAIN Ferroconservación, S.A. SPAIN Ferrovial Construcción, S.A. SPAIN Ferrovial Medio Ambiente y Energía, S.A. SPAIN Ferrovial Railway S.A. SPAIN

Urbaoeste, S.A. SPAIN CIMENTACIONES ESP. Y EST. CIMSA, S.A. SPAIN Arena Recursos Naturales, S.A.U. SPAIN Tecpresa Structural Solutions, S.A. SPAIN Powernet I, S.L.U. SPAIN Depusa Aragón S.A. SPAIN Ferrovial Construction East, LLC UNITED STATES Ferrovial Agroman Indiana, LLC UNITED STATES Ferrovial Construction Texas, LLC UNITED STATES Ferrovial Construction US Corp. UNITED STATES Ferrovial Construction US Holding Corp. UNITED STATES Grand Parkway Infrastructure, LLC UNITED STATES Ferrovial Energy Solutions, LLC UNITED STATES Webber Infrastructure Management US Inc. UNITED STATES Webber Infrastructure Management Inc. UNITED STATES Webber Infrastructure Management Holding US Corp UNITED STATES Ferrovial Construccion JFK T1, LLC UNITED STATES Tecpresa Structural Solutions, LLC UNITED STATES Sugar Creek Construction, LLC UNITED STATES Trinity Infrastructure, LLC UNITED STATES North Tarrant Infrastructure, LLC UNITED STATES North Perimeter Contractors, LLC UNITED STATES Webber - United, LLC UNITED STATES California Rail Builders, LLC UNITED STATES Ferrovial Construction West, LLC UNITED STATES Bluebonnet Contractor, LLC UNITED STATES DBW Construction, LLC UNITED STATES Webber Waterworks, LLC UNITED STATES Webber Materials, LLC UNITED STATES Webber, LLC UNITED STATES Webber Barrier Services, LLC UNITED STATES Webber Commercial Construction, LLC UNITED STATES Webber Equipment & Materials, LLC UNITED STATES Webber Management Group, LLC UNITED STATES 52 Block Builders, LLC UNITED STATES FAM Construction, LLC UNITED STATES Ferrovial Construction France FRANCE Ferrovial Construction International SE NETHERLANDS Ferrovial Construction Ireland Ltd IRELAND Cadagua Ferr. Industrial Mexico MEXICO Ferrovial Construction (New Zealand) Limited NEW ZEALAND Ferrovial Construcción Perú, S.A.C. PERU Mostostal Kraków S.A. POLAND Mostostal Kraków Energetyka sp. z o.o. POLAND Fotowoltaika HIG XIV Sp. z o.o. POLAND FBSerwis Kamieńsk Sp. z o.o. POLAND FBSerwis Zielony Kamieńsk Sp. z o.o. POLAND FBSerwis Wrocław Sp. z o.o. POLAND FBSerwis Zielony Wrocław Sp. z o.o. POLAND FBSerwis Dolny Sląsk Sp. z o.o. POLAND FBSerwis Zielony Dolny Śląsk Sp. z o.o. POLAND FBSerwis Karpatia Sp. z o.o. POLAND FBSerwis Zielona Karpatia Sp. z o.o. POLAND Budimex, S.A. POLAND Bx Budownictwo Sp. z o.o. POLAND Bx Kolejnictwo SA POLAND

Budimex Parking Wrocław Sp. z o.o. POLAND FBSerwis SA POLAND FBSerwis A Sp. z o.o. POLAND FBSerwis B Sp. z o.o. POLAND FBSerwis Odbiór Sp. z o.o. POLAND FBSerwis Paliwa Alternatywne Sp. z o.o. POLAND JZE Sp. z o.o. POLAND Zaklad, Przetworstwa Odpadow Zawisty Sp. Z.o.o. POLAND Konstalex Sp. z o.o. POLAND Budimex Most Wschodni S.A. POLAND Circular Construction SA POLAND Magnolia Energy Sp. z o.o. POLAND Budimex PPP SA POLAND Budimex F Sp. z o.o. POLAND Budimex A Sp. z o.o. POLAND Budimex O Sp. z o.o. POLAND Budimex P Sp. z o.o. POLAND Budimex R Sp. z o.o. POLAND Budimex D Sp. z o.o. POLAND Budimex SA Sygnity SA sj POLAND Budimex SA Cadagua SA IV sc POLAND Budimex SA Cadagua SA V sc POLAND Budimex SA Tecnicas Reunidas SA - Turów s.c. POLAND Green Waste Management 5 Sp. z o.o. POLAND Green Waste Management 6 Sp. z o.o. POLAND Ditecpesa PR, LLC PUERTO RICO Ferrovial Construcción Puerto Rico, LLC PUERTO RICO Ferrovial Construction (UK) Limited UNITED KINGDOM Ferrovial Construction Holdings Limited UNITED KINGDOM FC Civil Solutions Limited UNITED KINGDOM TOLL ROADS Jurisdiction of Formation Cintra Infraestructuras España, S.L. SPAIN Cintra Inversora Autopistas de Cataluña, S.L. SPAIN Inversora Autopistas de Cataluña, S.L. SPAIN Cintra Inversiones, S.L.U. SPAIN Cintra Servicios de Infraestructuras, S.A. SPAIN Roland Servicios Empresariales, S.L.U. SPAIN Autopista Alcalá-O'Donnell, S.A. SPAIN Autovía de Aragón, Sociedad Concesionaria, S.A. SPAIN Ferrovial Aravia, S.A. SPAIN Autema, S.A. SPAIN Cintra OSARS (Western) Holdings Unit Trust AUSTRALIA Cintra OSARS Western Unit Trust AUSTRALIA Cintra Developments Australia PTY Ltd AUSTRALIA Cintra OSARS (Western) Holdings PTY Ltd AUSTRALIA Cintra OSARS Western PTY Ltd AUSTRALIA Cintra 4352238 Investments Inc. CANADA 1568417 B.C. CANADA Cintra Infraestructuras Colombia, S.A.S. COLOMBIA Ferrovial Holding US Corp UNITED STATES Ferrovial Mobility US, LLC UNITED STATES Cintra Holding US Corp UNITED STATES Cintra Texas Corp UNITED STATES Cintra US Services, LLC UNITED STATES

Cintra ITR, LLC UNITED STATES Cintra LBJ, LLC UNITED STATES Cintra NTE, LLC UNITED STATES Cintra NTE Mobility Partners Segments 3, LLC UNITED STATES Cintra Toll Services, LLC UNITED STATES Cintra I-77 Mobility Partners, LLC UNITED STATES Cintra 2 I-77 Mobility Partners, LLC UNITED STATES Cintra 2 I-66 Express Mobility Partners, LLC UNITED STATES I-66 Express Mobility Partners Holdings, LLC UNITED STATES I-66 Express Mobility Partners, LLC UNITED STATES Cintra 3I-66 Express Mobility Partners, LLC UNITED STATES Cintra 3 I-77 Mobility Partners, LLC UNITED STATES Cintra Digital Business Ventures, LLC UNITED STATES Cintra North Corridor Transit Partners, LLC UNITED STATES Cintra 1535145 Investments UNITED STATES I-77 Mobility Partners Holding, LLC UNITED STATES I-77 Mobility Partners, LLC UNITED STATES LBJ Infrastructure Group Holding, LLC UNITED STATES LBJ Infrastructure Group, LLC UNITED STATES NTE Mobility Partners Holding, LLC UNITED STATES NTE Mobility Partners, LLC UNITED STATES NTE Mobility Partners Segments 3 Holding, LLC UNITED STATES NTE Mobility Partners Segments 3, LLC UNITED STATES Cintra Infrastructures SE NETHERLANDS CIntra Global SE NETHERLANDS 407 Toronto Highway B.V. NETHERLANDS Cintra INR Investments B.V. NETHERLANDS Cintra Projects B.V. NETHERLANDS Cintra IM Investments B.V. NETHERLANDS Cintra INVIT Investments B.V. NETHERLANDS Cintra Development B.V. NETHERLANDS Cinfra India Private Limited INDIA Vialivre, S.A. PORTUGAL Cintra Silvertown Ltd UNITED KINGDOM Cintra Infrastructures UK Ltd UNITED KINGDOM Cintra Toowoomba Ltd UNITED KINGDOM Cintra Slovakia Ltd UNITED KINGDOM Cintra OSARS Western Ltd UNITED KINGDOM Cintra Infraestructuras Chile, S.p.A CHILE Cintra Infraestructuras Perú, S.A.C PERU DIGITAL INFRASTRUCTURES Jurisdiction of Formation Ferrovial MAD 01, S.A. SPAIN Ferrovial 008, S.L.U. SPAIN Ferrovial 009, S.L.U. SPAIN Ferrovial Digital Infrastructures B.V. NETHERLANDS Ferrovial WAW 001 B.V. NETHERLANDS Ferrovial Digital Infrastructures US Hold. LLC UNITED STATES Sien Real SP Zoo POLAND AIRPORTS Jurisdiction of Formation Ferrovial Aeropuertos España, S.A. SPAIN Ferrovial Airports Holding US Corp UNITED STATES Ferrovial Airports O&M Services, LLC UNITED STATES

Ferrovial Airports US Terminal One, LLC UNITED STATES MARS NTO, LLC UNITED STATES Ferrovial Airports CHS MSA, LLC UNITED STATES Hubco Netherlands B.V. NETHERLANDS Ferrovial Airports FMM B.V. NETHERLANDS Ferrovial Airports Turkey B.V. NETHERLANDS Ferrovial Airports International SE UNITED KINGDOM YDA HAVALIMANI YATIRIM VE ISLETME A.S. TURKEY ENERGY Jurisdiction of Formation Ferrovial Transco España , S.A.U. SPAIN Ferrovial Infraestructuras Energéticas, S.A.U. SPAIN Parque Solar Casilla, S.L.U. SPAIN Cea Infraestructuras Energéticas SPAIN Jucar Infraestructuras Energéticas SPAIN Pisuerga Infraestructuras Energéticas, S.A.U. SPAIN Ferrovial Growth VI, S.L. SPAIN Ferrovial 004, S.A. SPAIN Siemsa Control y Sistemas, S.A.U. SPAIN Ferrovial Energía, S.A. SPAIN Ferrovial Power Infrastructures Chile, SpA CHILE Ferrovial Transco Chile II SpA CHILE Ferrovial Transco Chile III SpA CHILE Ferrovial Transco Chile IV SpA CHILE Centella Transmisión, S.A. CHILE Centella Transmisión II, S.A. CHILE Alto Huemul Transmisión SpA CHILE Alto Huemul II SpA CHILE Ferrovial Energy US, LLC UNITED STATES Ferrovial Energy US 1, LLC UNITED STATES Misae Solar IV, LLC UNITED STATES Misae Solar IV Class B HoldCo US Inc. UNITED STATES Ferrovial Energy HoldCo US Pledgor Inc. UNITED STATES Misae Solar IV Class B Pledgor, LLC UNITED STATES Ferrovial Energy US Seller, LLC UNITED STATES Misae Solar IV Class B Member, LLC UNITED STATES Misae Solar IV TE HoldCo, LLC UNITED STATES Misae Solar IV Pledgor, LLC UNITED STATES Milano Solar, LLC UNITED STATES Ferrovial Energy Operations, LLC UNITED STATES Ferrovial EG SE NETHERLANDS Thalia Waste Treatment B.V. NETHERLANDS Ferrovial Transco International B.V. NETHERLANDS Thalia Waste Management Limited UNITED KINGDOM Thalia MK ODC Limited UNITED KINGDOM Thalia AWRP ODC Limited UNITED KINGDOM Thalia WB HoldCo Limited UNITED KINGDOM Thalia WB ODC Limited UNITED KINGDOM Thalia WB Services Limited UNITED KINGDOM Thalia WB SPV Limited UNITED KINGDOM Thalia IOW SPV Limited UNITED KINGDOM Thalia Services Limited UNITED KINGDOM Thalia MK HoldCo Limited UNITED KINGDOM Thalia MK SPV Limited UNITED KINGDOM Thalia IOW ODC Limited UNITED KINGDOM

BXF Energía Sp. z.o.o. POLAND Azalia, Sp.z.o.o. POLAND Ferrovial Energy PTY LTD AUSTRALIA Ferrovial Energy Construction PTY LTD AUSTRALIA